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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15 (d) of
                      the Securities Exchange Act of 1934


               Date of Report (date of earliest event reported):
                               December 18, 1998


                                 AIRGAS, INC.
            ______________________________________________________
            (Exact name of registrant as specified in its charter)



   Delaware                        1-9344                  56-0732648
_______________            _______________________        _____________
(State or other            (Commission File Number)       (I.R.S. Employer
jurisdiction of                                            Identification No.)
incorporation)



   259 North Radnor-Chester Road, Suite 100   Radnor, PA     19087-5283
   _____________________________________________________     __________
        (Address of principal executive offices)             (Zip Code)



    Registrant's telephone number, including area code: (610) 687-5253
                                                         _____________

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Item 5. Other Events.
        ____________

   On December 18, 1998, Airgas, Inc. reported its earnings outlook for the third quarter ending December 31, 1998, as described in the press release attached as Exhibit 99 and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         __________________________________________________________________

(a)  None

(b)  None

(c)  Exhibits.

     99  Press Release dated December 18, 1998






























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                                  Signatures
                                  __________


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AIRGAS, INC.




                           BY:  /s/ Scott M. Melman
                                   _______________________
                                   Vice President &
                                   Chief Financial Officer


DATED:     December 18, 1998